Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2015	2014	2015	2014
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Operating revenue	$649.0	$1,348.8	$2,252.3	$4,268.4
Operating revenue - affiliate	12.0	50.6	62.3	174.7
	661.0	1,399.4	2,314.6	4,443.1
Operating expenses:
Cost of natural gas and natural gas liquids	503.3	1,208.5	1,912.0	3,888.4
Cost of natural gas and natural gas liquids - affiliate	19.4	29.7	60.4	98.3
Operating and maintenance	48.8	54.3	131.7	165.5
Operating and maintenance - affiliate	25.2	26.3	75.2	81.0
General and administrative	1.6	2.5	4.6	6.0
General and administrative - affiliate	19.6	23.4	56.5	68.7
Goodwill impairment	-	-	226.5	-
Asset impairment	-	-	12.3	-
Depreciation and amortization	39.2	39.5	118.3	113.3
	657.1	1,384.2	2,597.5	4,421.2
Operating income (loss)	3.9	15.2	(282.9)	21.9

Interest expense, net	(7.6)	(3.6)	(21.5)	(9.7)
Equity in earnings of joint ventures	8.9	6.1	20.5	7.1
Other loss	(0.4)	(0.8)	(0.2)	(0.7)
Income (loss) before income tax expense	4.8	16.9	(284.1)	18.6
Income tax expense	(3.7)	(0.9)	(1.4)	(2.7)
Net income (loss)	1.1	16.0	(285.5)	15.9
Less: Net income (loss) attributable to noncontrolling interest	4.7	9.7	(125.4)	13.8
Net income (loss) attributable to general and limited partner ownership interest in Midcoast Energy Partners, L.P.	$(3.6)	$6.3	$(160.1)	$2.1
Net income (loss) attributable to limited partner ownership interest	$(3.5)	$6.2	$(156.8)	$2.1
Net income (loss) per limited partner unit (basic and diluted)	$(0.08)	$0.14	$(3.47)	$0.05
Weighted-average limited partner units outstanding	45.2	45.2	45.2	45.2

1

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine months
	ended September 30,
	2015	2014
	(unaudited; in millions)
Cash provided by operating activities:
Net income (loss)	$(285.5)	$15.9
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	118.3	113.3
Goodwill impairment	226.5	-
Derivative fair value net (gains) losses	53.5	(11.5)
Inventory market price adjustments	5.4	4.8
Asset impairment	12.3	-
Distributions from investment in joint ventures	20.5	6.1
Equity earnings from investment in joint ventures	(20.5)	(7.1)
Deferred income taxes	0.2	1.4
Loss on sales of assets	3.2	-
Other	2.4	0.6
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	13.9	11.5
Due from General Partner and affiliates	38.7	641.7
Accrued receivables	200.6	28.0
Inventory	(9.8)	(129.1)
Current and long-term other assets	1.8	(11.5)
Due to General Partner and affiliates	13.3	(487.4)
Accounts payable and other	(20.6)	(50.6)
Environmental liabilities	-	0.2
Accrued purchases	(177.2)	(21.3)
Interest payable	(3.8)	0.4
Property and other taxes payable	5.4	6.6
Net cash provided by operating activities	198.6	112.0

Cash used in investing activities:
Additions to property, plant and equipment	(155.4)	(166.6)
Changes in restricted cash	32.1	55.6
Acquisitions	(43.9)	-
Proceeds from sales of assets	2.1	-
Investment in joint ventures	(3.0)	(35.4)
Distributions from investment in joint ventures in excess of cumulative earnings	9.5	27.0
Other	(1.6)	(0.8)
Net cash used in investing activities	(160.2)	(120.2)

Cash (used in) provided by financing activities:
Proceeds from long-term debt, net of discounts	-	398.1
Net borrowings under credit facility	60.0	30.0
Distributions to partners	(48.1)	(37.1)
Acquisition of noncontrolling interest in subsidiary	-	(350.0)
Contributions from noncontrolling interest	37.3	111.8
Distributions to noncontrolling interest	(72.0)	(83.3)
Net cash (used in) provided by financing activities	(22.8)	69.5

Net increase in cash and cash equivalents	15.6	61.3
Cash and cash equivalents at beginning of year	-	4.9
Cash and cash equivalents at end of period	$15.6	$66.2

2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,	December 31,
	2015	2014
ASSETS	(unaudited; in millions)
Current assets:
Cash and cash equivalents	$15.6	$-
Restricted cash	25.7	42.8
Receivables, trade and other, net of allowance for doubtful accounts of $1.6 million
and $1.8 million, respectively, at September 30, 2015 and December 31, 2014	1.5	15.6
Due from General Partner and affiliates	17.9	49.7
Accrued receivables	29.0	229.6
Inventory	85.9	81.5
Other current assets	136.9	178.1
	312.5	597.3
Property, plant and equipment, net	4,222.7	4,159.7
Goodwill	-	226.5
Intangible assets, net	277.2	247.7
Equity investment in joint ventures	373.7	380.6
Other assets, net	106.7	142.3
Total assets	$5,292.8	$5,754.1

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$35.6	$41.1
Accounts payable and other	89.8	113.8
Accrued purchases	198.0	375.2
Property and other taxes payable	26.3	20.9
Interest payable	1.2	5.0
	350.9	556.0
Long-term debt	820.0	760.0
Other long-term liabilities	49.8	41.5
Total liabilities	1,220.7	1,357.5

Commitments and contingencies
Partners’ capital:
Class A common units (22,610,056 authorized and issued at September 30, 2015 and
December 31,2014)	532.2	634.2
Subordinated units (22,610,056 authorized and issued at September 30, 2015 and
December 31, 2014)	1,072.0	1,174.0
General Partner units (922,859 authorized and issued at September 30, 2015 and
December 31, 2014)	43.6	47.8
Accumulated other comprehensive income	3.3	11.6
Total Midcoast Energy Partners, L.P. partners’ capital	1,651.1	1,867.6
Noncontrolling interest	2,421.0	2,529.0
Total partners’ capital	4,072.1	4,396.6
	$5,292.8	$5,754.1

3

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our General Partner and limited partners using the two-class method. Under the two-class method, we allocate our net income to our limited partners, our General Partner and the holders of our IDRs in accordance with the terms of our partnership agreement. We also allocate any earnings in excess of distributions to our limited partners, our General Partner and the holders of the IDRs in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2015	2014	2015	2014
	(in millions, except per unit amounts)
Net income (loss)	$1.1	$16.0	$(285.5)	$15.9
Less: Net income (loss) attributable to noncontrolling interest	4.7	9.7	(125.4)	13.8
Net income (loss) attributable to general and limited partner
interests in Midcoast Energy Partners, L.P.	(3.6)	6.3	(160.1)	2.1
Less distributions:
Total distributed earnings to our General Partner	(0.3)	(0.3)	(0.9)	(0.9)
Total distributed earnings to our limited partners	(16.2)	(15.3)	(47.9)	(44.1)
Total distributed earnings	(16.5)	(15.6)	(48.8)	(45.0)
Overdistributed earnings	$(20.1)	$(9.3)	$(208.9)	$(42.9)

Weighted-average limited partner units outstanding	45.2	45.2	45.2	45.2

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.36	$0.34	$1.06	$0.98
Overdistributed earnings per limited partner unit (2)	(0.44)	(0.20)	(4.53)	(0.93)
Net income (loss) per limited partner unit (basic and diluted)	$(0.08)	$0.14	$(3.47)	$0.05

(1)	Represents the total distributed earnings to limited partners divided by the weighted-average number of limited partner interests outstanding for the period.
(2)	Represents the limited partners' share (98%) of distributions in excess of earnings divided by the weighted-average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

4

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct reporting segments:

•	Gathering, Processing and Transportation; and

•	Logistics and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three months ended September 30, 2015
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$357.7		$520.8	$-	$878.5
Less: Intersegment revenue	214.3		3.2	-	217.5
Operating revenue	143.4		517.6	-	661.0
Cost of natural gas and natural gas liquids	16.7		506.0	-	522.7
Segment gross margin	126.7		11.6	-	138.3
Operating and maintenance	55.7		18.2	0.1	74.0
General and administrative	17.2		3.0	1.0	21.2
Depreciation and amortization	37.1		2.1	-	39.2
	110.0		23.3	1.1	134.4
Operating income (loss)	16.7		(11.7)	(1.1)	3.9
Interest expense, net	-		-	(7.6)	(7.6)
Other income (loss)	8.9	(2)	-	(0.4)	8.5
Income (loss) before income tax expense	25.6		(11.7)	(9.1)	4.8
Income tax expense	-		-	(3.7)	(3.7)
Net income (loss)	$25.6		$(11.7)	$(12.8)	$1.1
Less: Net income attributable to noncontrolling interest	-		-	4.7	4.7
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$25.6		$(11.7)	$(17.5)	$(3.6)

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.

5

	For the three months ended September 30, 2014
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$646.3		$1,252.4	$-	$1,898.7
Less: Intersegment revenue	484.9		14.4	-	499.3
Operating revenue	161.4		1,238.0	-	1,399.4
Cost of natural gas and natural gas liquids	20.7		1,217.5	-	1,238.2
Segment gross margin	140.7		20.5	-	161.2
Operating and maintenance	64.9		15.7	-	80.6
General and administrative	21.3		3.1	1.5	25.9
Depreciation and amortization	35.5		4.0	-	39.5
	121.7		22.8	1.5	146.0
Operating income (loss)	19.0		(2.3)	(1.5)	15.2
Interest expense, net	-		-	(3.6)	(3.6)
Other income	5.3	(2)	-	-	5.3
Income (loss) before income tax expense	24.3		(2.3)	(5.1)	16.9
Income tax expense	-		-	(0.9)	(0.9)
Net income (loss)	$24.3		$(2.3)	$(6.0)	$16.0
Less: Net income attributable to noncontrolling interest	-		-	9.7	9.7
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$24.3		$(2.3)	$(15.7)	$6.3

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.

6

	As of and for the nine months ended September 30, 2015
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$1,144.5	$1,975.3	$-	$3,119.8
Less: Intersegment revenue	776.9	28.3	-	805.2
Operating revenue	367.6	1,947.0	-	2,314.6
Cost of natural gas and natural gas liquids	58.5	1,913.9	-	1,972.4
Segment gross margin	309.1	33.1	-	342.2
Operating and maintenance	161.5	45.1	0.3	206.9
General and administrative	48.5	9.0	3.6	61.1
Goodwill impairment	206.1	20.4	-	226.5
Asset impairment	-	12.3	-	12.3
Depreciation and amortization	112.0	6.3	-	118.3
	528.1	93.1	3.9	625.1
Operating loss	(219.0)	(60.0)	(3.9)	(282.9)
Interest expense, net	-	-	(21.5)	(21.5)
Other income (loss)	20.5 (2)	-	(0.2)	20.3
Loss before income tax expense	(198.5)	(60.0)	(25.6)	(284.1)
Income tax expense	-	-	(1.4)	(1.4)
Net loss	(198.5)	(60.0)	(27.0)	(285.5)
Less: Net loss attributable to noncontrolling interest	-	-	(125.4)	(125.4)
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(198.5)	$(60.0)	$98.4	$(160.1)
Total assets	$4,983.0 (3)	$210.2	$99.6	$5,292.8
Capital expenditures (excluding acquisitions)	$132.8	$11.0	$3.6	$147.4

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Totals assets for our Gathering, Processing and Transportation segment includes $373.7 million for our equity investment in the Texas Express NGL system.

7

	As of and for the nine months ended September 30, 2014
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$2,065.3		$3,981.2	$-	$6,046.5
Less: Intersegment revenue	1,531.2		72.2	-	1,603.4
Operating revenue	534.1		3,909.0	-	4,443.1
Cost of natural gas and natural gas liquids	155.6		3,831.1	-	3,986.7
Segment gross margin	378.5		77.9	-	456.4
Operating and maintenance	196.5		49.8	0.2	246.5
General and administrative	62.4		8.8	3.5	74.7
Depreciation and amortization	105.4		7.9	-	113.3
	364.3		66.5	3.7	434.5
Operating income (loss)	14.2		11.4	(3.7)	21.9
Interest expense, net	-		-	(9.7)	(9.7)
Other income	6.4	(2)	-	-	6.4
Income (loss) before income tax expense	20.6		11.4	(13.4)	18.6
Income tax expense	-		-	(2.7)	(2.7)
Net income (loss)	20.6		11.4	(16.1)	15.9
Less: Net income attributable to noncontrolling interest	-		-	13.8	13.8
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$20.6		$11.4	$(29.9)	$2.1
Total assets	$4,955.8	(3)	$499.2	$130.2	$5,585.2
Capital expenditures (excluding acquisitions)	$149.8		$8.6	$3.2	$161.6

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Totals assets for our Gathering, Processing and Transportation segment includes $380.2 million for our equity investment in the Texas Express NGL system.

8